FORM 8-K - CURRENT REPORT


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: November 10, 1998


                          CENTURY PROPERTIES FUND XVII
             (Exact name of registrant as specified in its charter)


             California               0-11137                94-2782037
  (State or other jurisdiction of   (Commission           (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                              Number)


           55 Beattie Place
         Post Office Box 1089
      Greenville, South Carolina                                29602
(Address of principal executive office)                       (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000



                                      N/A
                 (Former address, if changed since last report)




ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As of November 10, 1998, Imowitz Koenig & Co., LLP, the independent accountant previously engaged as the principal accountant to audit the financial statements of Century Properties Fund XVII (the "Registrant" or the "Partnership") was dismissed.

The audit reports of Imowitz Koenig & Co., LLP on the financial statements of the Partnership as of and for the years ended December 31, 1997 and 1996, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was recommended by the Managing General Partner of the Partnership.

During the Partnership's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report. In addition, there have been no "reportable events" (as defined in paragraph (a)(1)(iv)(B) of Item 304 of regulation S-B) during the periods noted above.

The Registrant has provided a copy of this disclosure to the former accountant, and the Registrant requested that the former accountant furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant, and, if not, stating the respects in which it does not agree. A copy of the former accountant's response indicating agreement is included as an exhibit to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

     The following is filed as part of this report

     Exhibit No.     Exhibit

     16 Letter dated November 11, 1998 from the Registrant's former independent accountant regarding its concurrence with the statements made by the Registrant in this Current Report.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CENTURY PROPERTIES FUND XVII


                         By:       Fox Partners
                                   Its General Partner


                         By:       Fox Capital Management Corporation
                                   Its Managing General Partner


                         By:       /s/ Patrick Foye
                                   Patrick Foye
                                   Executive Vice President


                         Date:     November 16, 1998